Harding, Loevner Funds, Inc. (the “Fund”)

Prospectus for Institutional Investors dated December 31, 2009

Supplement dated as of July 13, 2010

The information that appears under Wire Transfer on page 22 of the Prospectus is deleted and replaced with the following:

Wire Transfer: Purchases of shares may be made by wire transfer of Federal funds. Share purchase orders are effective on the date when The Northern Trust Company (‘‘Northern Trust’’ or the ‘‘Transfer Agent’’) receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund’s account with the Transfer Agent as set forth below. The shareholder’s bank may impose a charge to execute the wire transfer. The wiring instructions are:

Northern Trust Company

ABA Number: 0710 00152

Account Name: NF Third Party HL Wire Transfer

Account Number: 5201691000

FFC Account Name: Harding, Loevner Funds, Inc.

FFC Account Number: \\1037

Reference: (Name of Portfolio and Account Number)

Fund shares are normally issued for cash only.

In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent at (877) 435-8105 as soon as possible, but no later than 4:00 p.m. Eastern Standard Time, to inform the Fund of the incoming wire transfer and clearly indicate which Portfolio, and if applicable, which class, is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives trade instructions after the above-mentioned cut-off time, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received.